Exhibit 99.1

Targeted Therapeutics for Inflammatory Disease

R&D Day– October 7, 2015

Forward Looking Statements / Safe Harbor

This presentation and the accompanying oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation and the accompanying oral commentary, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “might,” “approximately,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or other similar expressions. Forward looking statements appear in a number of places throughout this presentation and the accompanying oral commentary and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned preclinical development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for AQX-1125 and our future product candidates, our intellectual property position, the degree of clinical utility of AQX-1125 and our future product candidates, particularly in specific patient populations, our ability to develop commercial functions, expectations regarding clinical trial data, our results of operations, cash needs, financial condition, liquidity, prospects, growth and strategies, the industry in which we operate and the trends that may affect the industry or us.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In evaluating these statements, you should specifically consider various factors, including the risks outlined under the caption “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which we filed with the Securities and Exchange Commission (“SEC”) on August 6, 2015 and other reports and filings we will make with the SEC from time to time. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Today’s Agenda

8:00AM – Registration & Breakfast

8:30AM – Welcome Remarks—David Main, President & CEO 8:35AM – BPS/IC Prevalence, Diagnosis & Treatment

Dr. Robert Evans, M.D.

Associate Professor of Urology at Wake Forest Baptist Health University

Clinical Instructor at Wake Forest School of Medicine Department of Urology

9:05AM LEADERSHIP Trial Review and Clinical Update

Dr. Stephen Shrewsbury, M.D.

Senior VP of Clinical Development and CMO

9:30AM – Commercial Opportunity—David Main 9:35AM – Q&A Panel & Open Discussion 10:00AM – Event Concludes

Focused Strategy and Defined Path

Advancing to pivotal trials Competitive advantage Well capitalized Broad opportunity Independent commercialization

4

Experienced Management

David Main, President & CEO

INEX Pharmaceuticals, QLT

Stephen Shrewsbury, CMO

Sarepta, MAP, Chiron, Glaxo

Kamran Alam, CFO

Angiotech, AnorMED, PwC

Lloyd Mackenzie, VP Technical Ops

QLT, Inflazyme

David Mitchell, VP Global Regulatory Affairs & QA

AbbVie, Biogen Idec, Bayer Schering

5

Key Near-Term Milestones

Near-term data, expanded market opportunities and pipeline advancement

ESSIC Meeting (Sept 18, 2015)

KINSHIP Enrollment

R&D Day Complete (Q2/15) (Oct 7, 2015)

LEADERSHIP Top- Initiation of BPS/IC 301 Pivotal

FDA End-of-Phase

Line Results (Q3/15) Trial

2 Meeting (Q4/15)

KINSHIP Top-Line KINSHIP Full Results: Meeting

LEADERSHIP

Results (Q4/15)

Secondary Results • Next Generation Lead Selection (Q3/15) ? 2015 2016

KINSHIP: Potential Relief of Atopic Dermatitis Symptoms

Objective:

Evaluate AQX-1125 in subjects with mild to moderate AD

~50 mild to moderate patients from Canadian sites

Endpoints:

Primary: Effect of AQX-1125 (200 mg capsule, oral once daily) vs. placebo on change from baseline in Total Lesion Symptom Score (TLSS) after 12 weeks of treatment

Secondary: AD symptoms, safety, PK

Key Milestones:

First Patient Q4 2014

Top?line data Q4 2015 (Enrollment Complete) Full data At Scientific Meeting TBD

Dr. Robert Evans

Associate Professor of Urology,

Wake Forest Baptist Medical School

8

Dr. Robert Evans

Associate Professor of Urology, Wake Forest Baptist Medical School

Jefferson Medical College – MD

Private Urology practice ~ 20 years

Associate Professor of Urology 6 years, NC

Co-Director, Continence & Pelvic Pain Center, NC

ICA Physician Award, 2000

GAG Society Urologist of the Year, 2004 & 2008

Key urology publications, 15 since 2002

PI in 6 multicenter urology RCTs in last 2 years

NIDDK/MAPP research (pending) NIH – 2015-17

Dr. Stephen Shrewsbury

Senior VP Clinical Development & CMO

A Novel First in Class Anti-Inflammatory Therapy

AQX-1125, a SHIP1 activator:



- **Broad anti-inflammatory potential**
- **Favourable ADME:**
  - *Once daily oral administration*
  - *T½ 21hrs*
  - *Dose proportional PK, No food effect*
  - *High bioavailability; Not metabolized ~60/40 Liver/Renal elimination as unchanged parent*
- **Well tolerated in 5 completed clinical trials**
  - *>360 subjects dosed*

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SHIP1—Nature’s Path to Resolve Inflammation

Potential Next-Gen Anti-Inflammatory Drugs

PI3K All cells

PI-4,5-P PIP SHIP1 PI-3,4-P

2 3 2

Immune cells

All

SHIP1 Activators

Cancer Inflammation

Cell growth and Cell activation survival and function

Preclinical Validation of SHIP1 Target

Demonstrated activity at mucosal surfaces such as Airway, GI, Bladder

Lungs SHIP1 Knockout (KO) Mouse Model

Wild Type KO KO

Increased GM progenitors

Infiltration of lungs with Wild KO macrophages/neutrophils Type Airway remodeling/fibrosis

Intestinal Tissue

KO mouse is viable & fertile, ~40% survival by 14 weeks Mixed inflammatory infiltrates

Granuloma Colitis phenotype

Inflammation in IC/BPS

AQX-1125's distribution and anti-inflammatory properties are compelling

AQX-1125 inhibits mast cell degranulation, inflammatory processes, vascular leakage, and tissue remodelling



Pentosan Polysulphate Sodium
Bladder Insult
Epithelial Layer Damage
More Injury
Potassium Leakage into Interstitium
Mast Cell Activation and Histamine Release
Activation of C-Fibers and Release of Substance P
Antihistamine Therapy
Tricyclic Antidepressant (TCA) Therapy

AQX-1125 may be disease modifying through reduction of bladder inflammation and inhibition of subsequent injury

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Source: GlobalData, Cleveland Clinic Journal of Medicine, 2012

AQX-1125 Inhibits Cyclophosphamide-Induced Pain



Hemorrhage Scores
Hemorrhage Scores
3.0
2.5
2.0
1.5
1.0
0.5
0.0
*
*
*
Saline / Vehicle
CYP / Vehicle
CYP / AQX-1125 3 mg/kg
CYP / AQX-1125 30 mg/kg
CYP / Ibuprofen 300 mg/kg



Saline/Vehicle - +4h
CYP/Vehicle - +4h
CYP/Ibuprofen - +4h
CYP/AQX-1125 3 mg - +4h
CYP/AQX-1125 30 mg - +4h
Nociceptive score (%)
50
40
30
20
10
0
0.5
1
2
4
8
16
32
64
Von Frey force (g)



Day -3 to 0
AQX-1125 or vehicle p.o.
once daily
CP or Saline
Injection i.p.
D -3
D -2
D -1
D 0
T = -2h
T = 0h
+3h
+4h
T = -15min
Von Frey Testing
Bladder
Pathology

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AQX-1125 in Bladder Pain Syndrome /

Interstitial Cystitis (BPS/IC)

Phase 2 LEADERSHIP Trial: A Comprehensive BPS/IC Trial

Population and Entry Demographics: Sixty-nine female patients across US and Canadian sites with with moderate to severe BPS/IC symptoms:

Mean pain >5/10

Mean BPIC/SS and O’Leary-Sant symptom scores ?19 or ?8 respectively

On background medication (excluding opiates)

Primary Endpoint: 6 weeks treatment with once daily AQX-1125 (200 mg) vs. placebo on reduction of average pain score (11-point numerical rating scale (NRS)) vs. baseline, utilizing eDiaries

Pre-specified Secondary Endpoints:

Difference in the change from baseline in the following:

- Average pain score measured by 11-point NRS recorded at clinic

- Maximum daily pain based on an 11-point NRS recorded by eDiary

- O’Leary-Sant Interstitial Cystitis Symptom Index and Problem Index (ICSI/PI)

- Bladder Pain/Interstitial Cystitis Symptom Score (BPIC-SS)

- Voiding frequency over a 24 hour period

Safety, Pharmacokinetics

LEADERSHIP Trial: Baseline Demographics

Placebo AQX-1125

(N=32) (N=37)

Age (years; mean ± SD) 53.1 (12.9) 52.1 (14.9)

Duration of Diagnosis (months; mean ± SD) 76.3 (57.3) 63.5 (54.4)

Number on at Least One Concomitant Medication for Pain1 (%) 22 (68.8) 22 (59.5)

- Number on Pentosan Polysulphate Sodium (%) 9 (28.1) 12 (32.4)

- Number on Amitriptyline (%) 10 (31.3) 9 (24.3)

- Others 14 (43.8) 13 (35.1)

Average Daily Pain (mean ± SD) 6.7 (1.01) 6.4 (0.88)

Maximum Pain (mean ± SD) 7.9 (1.05) 7.6 (1.04)

O’Leary-Sant ICSI/PI (mean ± SD) 30.2 (4.40) 27.3 (5.04)

-ICSI (mean ± SD) 16.1 (2.87) 14.4 (2.94)

- ICPI (mean ± SD) 14.1 (1.92) 12.9 (2.36)

BPIC-SS (mean ± SD) 31.6 (3.28) 29.6 (3.62)

Voiding Frequency, 24h (mean ± SD) 20.3 (11.97) 17.0 (7.97)

1 Includes PPS, Amitriptyline and Others. Some patients on more  than one medication.

LEADERSHIP: Greater Average Daily Pain Reduction

Over 6 Weeks (eDiary)

Average Daily

Pain

(11-Point NRS,

eDiary)

Change from Baseline Plain (eDiary) (Mean +-SE) 0 -1 -2 -3 Baseline 2 Weeks 4 Weeks 6 Weeks p=0.165 p=0.086 p=0.061 Placebo AQX-1125

LEADERSHIP: Loss of Pain Effect When Treatment

Completes—

Validates AQX-1125 Activity (eDiary)

Average Daily Pain

(11-Point NRS,

eDiary)

Change from Baseline Plain (eDiary) (Mean +-SE) 0 -1 -2 -3 Baseline 2 Weeks 4 Weeks 6 Weeks p=0.165 p=0.086 p=0.061 Placebo AQX-1125 p=0.460 Treatment period 10 Weeks (Follow-up)

LEADERSHIP: Significantly Reduced Maximum Daily Pain

Over 6 Weeks (eDiary)

Maximum

Daily Pain

(11-point NRS,

eDiary)

Change from Baseline in Maximum Diary Plain (eDiary) (Mean +-SE) 0 -1 -2 -3 Baseline 2 Weeks 4 Weeks 6 Weeks p=0.115 p=0.060 *p=0.030 Placebo AQX-1125

LEADERSHIP Trial: Pain and Symptoms at 6 Weeks—Reduced

Average Daily Pain (eDiary) Average Pain (Clinic) Maximum Daily Pain (eDiary)

O’Leary-Sant ICSI O’Leary-Sant ICPI BPIC-SS Voiding Frequency (24 hrs)

Change from Baseline in Maximum Diary Plain (eDiary) (Mean +-SE) 0 -1 -2 -3 Baseline 2 Weeks 4 Weeks 6 Weeks p=0.115 p=0.060 *p=0.030 Placebo AQX-1125

Change from Baseline Plain (eDiary) (Mean SE) 0 -1 -2 -3 Placebo AQX-1125

-1.4 -2.4 p=0.061

Change from Baseline Plain (clinic) (Mean SE) 0 -1 -2 -3 -4 Placebo AQX-1125

-1.0 -2.6 **p=0.006

Change from Baseline in Maximum Daily Plain (eDiary) (Mean SE) 0 -1 -2 -3 -4 Placebo AQX-1125

-1.4 -2.6 *p=0.030

Change from Baseline ICSI (Mean SE) 0 -1 -2 -3 -4 -5 Placebo AQX-1125

-1.3 -3.7 **p=0.005

Change from Baseline ICPI (Mean SE) 0 -1 -2 -3 -4 -5 Placebo AQX-1125

-1.5 -3.5 *p=0.015

Change from Baseline BPIC-SS (Mean SE) 0 -5 -10 -15 Placebo AQX-1125

-1.5 -3.5 *P=0.012

Change in Voiding Frequency Mean (SE) 0 -2 -4 -6 -8 Placebo AQX-1125 -2.6 -4.3 p=0.470

AQX-1125 Reduces Urinary Symptoms and

Pain

O’Leary-Sant

IC

Symptom

Index

IC

Problem

Index

Change from Baseline Score at End of Treatment ICSI TOTAL Q1

Q1 (Urgency) Q2 (Frequency) Q3 (Nocturia) Q4 (Pain) ICPI TOTAL Q1 (Frequency) Q2 (Nocturia) Q3 (Urgency) Q4 (Pain) -5 -4 -3 -2 -1 0 1 Favors AQX-1125 Favors Placebo Treatment Difference in Change from Baseline LS Mean (+-*95% CI) *p<0.05

LEADERSHIP and FLAGSHIP: Safety Summary

LEADERSHIP FLAGSHIP OVERALL

(6-week dosing) (12-week dosing)

Placebo AQX-1125 Placebo AQX-1125 Placebo AQX-1125

N=32 N=37 N=200 N=200 N=232 N=237

N (%) N (%) N (%) N (%) N (%) N (%)

Total AEs 25 (78.1) 19 (51.4) 99 (49.5) 102 (51.0) 124 (53.4) 121 (51.1)

GI Disorders 11 (34.4) 12 (32.4) 28 (14.0) 35 (17.5) 39 (16.8) 47 (19.8)

Eye Disorders 3 (9.4) 2 (5.4) 19 (9.5) 14 (7.0) 22 (9.5) 16 (6.8)

SAEs 0 (0.0) 0 (0.0) 17 (8.5) 11 (5.5) 17 (7.3) 11 (4.6)

Deaths 0 (0.0) 0 (0.0) 1 (0.5) 1 (0.5) 1 (0.4) 1 (0.4)

AEs Leading to

Discontinuation 2 (6.3) 2 (5.4) 8 (4.0) 9 (4.5) 10 (4.3) 11 (4.6)

AQX-1125: Bladder Exposure Through Blood & Urine

Concentration (ng/mL)

1000000

100000 10000 1000 100 10

Phase 2a LPS Challenge, 7 Days, Plasma

LEADERSHIP, 4 weeks, Plasma

LEADERSHIP, 6 weeks, Plasma

LEADERSHIP, 4 weeks, Urine

LEADERSHIP, 6 weeks, Urine

Exploratory Analyses

LEADERSHIP Trial: Responder Rates—Improved

Endpoint Reduction AQX?1125 Placebo Proportion of

(at Week 6) (N=37) (N=32) responders

% (n) % (n) AQX?1125:Placebo

1) Avg NRS Pain ? 30% 51.4% (19) 28.1% (9) 1.83

(e?Diary) ? 50% 29.7% (11) 15.6% (5) 1.90

2) Max NRS Pain ? 30% 46.0% (17) 25.0% (8) 1.84

(e?Diary) ? 50% 35.1% (13) 12.5% (4) 2.81

Response vs. Baseline Demographics

There was no correlation between NRS pain response

and:

Baseline pain scores

Key demographics such as

Age

Duration of Disease

BMI

Baseline BPIC scores

There does not appear to be any specific sub-group

driving AQX-1125 response

Consistent Treatment Effect

With or without Background Elmiron or Amitriptyline

The number of subjects on background Elmiron or

Amitriptyline therapy was similar, with ~ 50% of

patients in each group taking at least one of these

medications.

Subgroup analyses demonstrated that the treatment

effect favoring AQX-1125 was consistent,

irrespective of whether patients were on

background:

Elmiron

Amitriptyline

LEADERSHIP Trial: Lessons Learned – Study

Conduct

Primary Endpoint:

Pain – maximum pain more meaningful for patients

Duration increased from 6 to 12 weeks

Enrollment:

Cystoscopies –scientific data now suggests clinical criteria more important for defining population than cystoscopic

results

Geographic distribution and proximity of sites to patients

Open label extension important to encourage participation

Anticipate screen failure ~ 50%, patient recruitment strategies to compensate

Increased communication (via Patient Advocacy) with patients

Role of Cystoscopy in Diagnosis of BPS/IC

“No consistent relationship between glomerulations and diagnosis of BPS/IC.

“Limiting the diagnosis of BPS/IC to patients who exhibit glomerulations or Hunner lesions on endoscopy will necessarily leave many patients undiagnosed and with the risk of suboptimal treatment”.

Wennevik GE, Meijlink JM, Hanno P, Nordling J. The Role of glomerulations in BPS. J Uro 2015. (In press)

“…undue reliance on cystoscopic criteria has undoubtedly led to significant underdiagnosis.”

Hanno P M. Interstitial Cystitis – Epidemiology, Diagnostic Criteria, Clinical Markers. Rev Urol 2002

Future Development in BPS/IC

Proposed BPS/IC Future Development Plans

Q4/15 End of Phase 2 meeting with FDA and

subsequently other agencies:

Agree on endpoints, duration of dosing, safety database requirement and supportive preclinical/CMC program

2 pivotal trials (Subject to regulatory discussions):

1st—multiple AQX-1125 doses, 12 weeks dosing for efficacy + open-

label extension (OLE) for safety

2nd –Single dose selected from 1st confirmatory trial with same dosing for efficacy. OLE requirement TBD

Supportive Phase 1 trials:

Bioequivalence (capsules to tablets); Renal & Liver impairment; TQT

Supportive Preclinical:

Standard Carcinogenicity & Reproduction Toxicity studies

LEADERSHIP 301—EoP 2 Proposal

2 Week 12 Week

Study Screening Treatment Termination Period End End

12 Weeks

Low Dose F=100; M<33

2 Week 12 Weeks 14 Weeks

Screening 200 mg Dose Visit F=100, M<33

Placebo 12 Weeks F=100, M<33

14 Week* Open

Subject Safety Label Start Randomised Follow Up Dose: High/Low

Primary Efficacy

*Open label duration subject to negotiation with FDA to support adequate safety database

LEADERSHIP 302—Confirmatory

2 Week 12 Week

Study Screening Treatment Termination Period End End Lowest effective 12 Weeks dose from 301 Active F=100, M

2 Week 14 Weeks

Screening TBD Visit

Placebo F=100, M TBD

12 Weeks

Subject 14 Week Randomised Open Label Extension

Similarities and Differences from Phase 2

LEADERSHIP 301 & 302*

No. sites 32 >100 (TBD)

No. active arms/planned No. female subjects 1/35 2/200; 1/100

Treatment duration (wks) 6 12

Open label extension N Y

Cystoscopy 36m 60m

Allowed on Elmiron, amitriptyline, opiates Y, Y, N Y, Y, N

Men allowed N Y (exploratory)

Maximum daily pain 2o/p<0.05 1ry

Average daily pain, ICSI, ICPI, BPIC?SS 1o/NS, 2o x3 2ry

*Propose to FDA and discuss at EoP2 meeting

Critical Success Factors for 301

12 Week treatment period

Open Label Extension (enrollment/safety)

Less burdensome cystoscopy (window/result)

Broader clinical site coverage

Faster clinical site initiation

Positive data influence on PI and patient

interest

Less restrictive financial constraints

BPS/IC Commercial Opportunity

Untapped Market with Growth Potential

12 M

Up to 12 M

Effective therapy

5 M

has potential to Men

2.1 M

4 M unlock market Women

3 M

2 M

3.3 M Elmiron FY sales $279 M

1 M

M

US Prevalence Diagnosed Treated

Proprietary Research

Disease Severity & Current Treatment Rates (Beyond Lifestyle Modification)

nts 70%

60%

Patie 60%

ed 50%

25%

40%

Diagnos 30% of 20% 15% rcent 10%

0%

Pe Mild Moderate Severe

~ 10% on ~ 40% on ~ 85% on Therapy Therapy Therapy

Source: Independent Commissioned Market Research Report

Specialists Dominate Oral Prescriptions

Prescribing Physician Elmiron % of

Scripts Scripts

TOTAL 495,100 100%

Urologists 239,858 48%

Obstetrics/Gynecologists 97,882 20%

Family Practice 33,491 7%

Osteopathic Medicine 28,450 6%

Nurse Practitioner 26,889 5%

Internal Medicine 26,710 5%

Physician Assistant 14,737 3%

Specialty Unspecified 10,118 2%

Source: IMS Health Report, 2010

Factors That May Influence Prescribing and

Utilization

Grade A clinical evidence of efficacy

Grade A clinical evidence of safety and

tolerability

Favorable pharmacokinetic properties

Novel, anti-inflammatory mechanism of action

Increased disease awareness

Increased diagnosis rate

Favorable dosing regimen

Long term compliance

Clear Path To Independent Commercialization

LEADERSHIP Phase 2 trial: compelling AQX-1125

efficacy and safety profile

High unmet medical need with pent-up demand; no

new treatment options in 20 years

Motivated and engaged patient population

Small, targeted sales force could achieve high market

penetration (urologists, obstetricians &

gynecologists)

Large commercial opportunity, minimal competition

and positive price benchmark

Key Near-Term Milestones

Near-term data, expanded market opportunities and pipeline advancement

KINSHIP Enrollment Complete (Q2/15)

LEADERSHIP Top-Line Results (Q3/15)

LEADERSHIP Secondary Results (Q3/15) 2015

ESSIC Meeting (Sept 18, 2015)

R&D Day (Oct 7, 2015)

FDA End-of-Phase

2 Meeting (Q4/15)

KINSHIP Top-Line Results (Q4/15)

Initiation of BPS/IC 301 Pivotal Trial

KINSHIP Full Results: Meeting

Next Generation Lead Selection

2016

Financial & Stock Information

- ~ $29M cash as at June 30th, 2015
  - *~ $10.8M operating expenses in H1/2015*
  - *~ 10.7M Shares Outstanding (~11.8M fully diluted)*
- Closed $98M offering (~6.3M shares) Sept 15 – Leerink, Canaccord, Guggenheim & Needham acted as bankers
- Proceeds to fund first Phase 3 trial and supporting activities
- NASDAQ : AQXP

Aquinox | 45

MILLIONS SUFFER, FEW UNDERSTAND

SEPTEMBER IS INTERSTITIAL CYSTITIS / BLADDER PAIN SYNDROME AWARENESS MONTH